Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

COMPARATIVE BALANCE SHEET

ASSETS

	1/31/08	2/29/08	3/31/08	4/30/08	5/31/08	6/30/08
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	(22,338)	1,840	3,137	443	327	(15,377)
Investment securities, at market	1,220,319	1,187,641	1,102,929	1,086,559	1,033,077	1,015,497
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	1,257,981	1,249,481	1,166,066	1,147,002	1,093,404	1,060,120

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	14,096,550	14,096,550	14,096,550	0	0	0
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	35,596,550	35,596,550	35,596,550	21,500,000	21,500,000	21,500,000

TOTAL ASSETS	36,854,531	36,846,031	36,762,616	22,647,002	22,593,404	22,560,120

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted	July 7, 2008	Signed	/s/ Gary N Thompson	Printed Name of Signatory	Gary N Thompson

	1/31/08	2/29/08	3/31/08	4/30/08	5/31/08	6/30/08
LIABILITIES:
Post-Petition debt (Sched. C)	25,649	28,066	6,988	31,738	26,870	19,294

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,181,963	138,184,380	138,163,302	138,188,052	138,183,184	138,175,608

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	3,713,364	3,702,447	3,640,110	(10,500,254)	(10,548,984)	(10,574,692)

TOTAL SHAREHOLDERS EQUITY	(101,327,432)	(101,338,349)	(101,400,686)	(115,541,050)	(115,589,780)	(115,615,488)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	36,854,531	36,846,031	36,762,616	22,647,002	22,593,404	22,560,120

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059	Form OPR-2

STATEMENT OF INCOME

	1/31/08	2/29/08	3/31/08	4/30/08	5/31/08	6/30/08
REVENUE:
Net investment income	3,941	2,681	2,539	1,881	1,723	1,693
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(7,583)	(7,582)	(7,583)	(7,582)	(7,368)	(7,297)
Board fees and expenses	0	0	0	0	0	0
Financial advisor fees and expenses	0	0	0	(481)	0	0
Legal fees and expenses	(26,985)	(3,995)	(5,155)	(19,661)	(40,640)	(19,379)
Accounting fees and expenses	0	0	0	0	0	0
Actuarial services	0	0	0	(12,260)	0	0
Insurance	0	0	(50,000)	0	0	0
Franchise taxes	0	0	0	0	0	0
Filing fees and expenses	(2,247)	(2,016)	(2,084)	(5,527)	(1,918)	(660)
Miscellaneous	(37)	(5)	(54)	(183)	(527)	(65)

NET OPERATING INCOME / LOSS	(32,911)	(10,917)	(62,337)	(43,813)	(48,730)	(25,708)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Equity in operating earnings of AIC	476,849	0	0	(14,096,550)	0	0
Equity in unrealized losses of securities of AIC	180,400	0	0	0	0	0

TOTAL OTHER INCOME (EXPENSE)	657,249	0	0	(14,096,550)	0	0

NET INCOME (LOSS)	624,338	(10,917)	(62,337)	(14,140,363)	(48,730)	(25,708)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059	Form OPR-3

SOURCES AND USE OF CASH

	1/31/08	2/29/08	3/31/08	4/30/08	5/31/08	6/30/08
CASH DIFFERENCE:
Current ending cash balance	(22,338)	1,840	3,137	443	327	(15,377)
Less ending prior month balance	18,092	22,338	(1,840)	(3,137)	(443)	(327)

NET CASH INCREASE (DECREASE)	(4,246)	24,178	1,297	(2,694)	(116)	(15,704)

SOURCES OF CASH:
Net income (loss)	624,338	(10,917)	(62,337)	(14,140,363)	(48,730)	(25,708)
Equity in earnings and unrealized losses of AIC	(657,249)	0	0	14,096,550	0	0

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	34,645	32,678	84,712	16,369	53,482	17,580
Increase in:
Post- petition debt	0	2,417	0	24,750	0	0
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	1,734	24,178	22,375	(2,694)	4,752	(8,128)

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post- petition debt	(5,980)	0	(21,078)	0	(4,868)	(7,576)
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	(5,980)	0	(21,078)	0	(4,868)	(7,576)

NET CASH INCREASE (DECREASE)	(4,246)	24,178	1,297	(2,694)	(116)	(15,704)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059	SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	1/31/08	2/29/08	3/31/08	4/30/08	5/31/08	6/30/08
TRADE ACCOUNTS PAYABLE	25,649	28,066	6,988	31,738	26,870	19,294
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	25,649	28,066	6,988	31,738	26,870	19,294